Semiannual Report as of June 30, 2001

Evergreen
                 Variable Annuity Trust
                             VA High Income Fund

The First Family of Mutual Funds

Table of Contents

Letter to Shareholders	1	Statement of Assets and Liabilities	11
Fund at a Glance	3	Statement of Operations	12
Portfolio Manager Interview	4	Statement of Changes in Net Assets	13
Financial Highlights	6	Notes to Financial Statements	14
Schedule of Investments	7

Letter to Shareholders

August 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust semiannual report, which covers the six-month period ended June 30, 2001.

Equity Markets Struggle in Uncertain Economy

We began 2001 with the word “recession” looming like a distant dark cloud. As the year 2000 came to a close, economists warned that the economy was slowing rapidly and that the Federal Reserve Board needed to aid a faltering economy. In the middle of December, the futures markets expected three 25 basis point rate cuts by September of this year, to bring the Fed Funds rate to 5.75%. An accommodative Federal Reserve has far surpassed that mark, beginning with a surprise intermeeting rate cut while we were putting away our New Year’s party hats in early January. Five others joined that first rate cut so far this year, landing the Fed Funds rate at 3.25%, with projections holding steady for at least one more cut to come.

The activity in the financial markets over the first half of 2001 can largely be represented by a game of Chutes and Ladders. So far this year, as one index, sector, or individual stock began to climb up the ladder of gains, it fell right back down the chute into negative territory.

A steady barrage of negative earnings warnings battered the equity market. The technology-laden NASDAQ led the declines, posting its worst ever first quarter performance of –25.5%. The Dow Jones Industrial Average and the S&P 500 followed suit, with losses of –1.85% and –6.70%, respectively. Various factors contributed to the deterioration of the indexes. Fears that declines in the Japanese stock market might cause Japanese banks to default, worried markets around the world, and the yen dropped to a 20-month low against the dollar. Most major industry sectors posted negative total returns for the quarter. Technology, capital goods, and healthcare were hit the hardest in the sell-off, while consumer discretionary and transportation were the only sectors that managed to produce positive gains. Most foreign equity markets also suffered sharp setbacks due to disappointing earnings news and growing fears of a spreading growth recession in the U.S.

In the Chutes and Ladders fashion, the market turned around performance in the second quarter. After a difficult first quarter, April provided a welcome reprieve for investors. However, in keeping with the “what goes up must come down” pattern, the U.S. equity market failed to repeat its spectacular April performance in May. The market began the month brimming with optimism, looking past the expected plunge in earnings and lack of visibility for most companies. But, by the final week of the month, negative warnings from high profile companies began to take their toll on market sentiment, triggering a sharp sell-off that wiped out much, if not all, of the prior month’s gains.

Despite the ongoing weakness of the equity market, we remain cautiously optimistic regarding its prospects longer term. Favorable demographics and supportive monetary and fiscal policies are substantial long-term reasons for our optimism. In the shorter-term, we should see a bottoming in year-over-year profits growth in the second quarter releases as comparisons get easier for corporate America.

Fixed Income Investments Offer Reprieve from Volatile Equity Markets

Bonds outperformed stocks again during the first quarter, continuing the trend from 2000. In response to the 150 basis points of cuts from the Federal Reserve, yields on short and intermediate maturity Treasuries fell. The Lehman Brothers Aggregate Bond and Lehman Brothers Government/Credit Indexes returned 3.62% and 3.51%, respectively. The intermediate bond sector posted the best performance for the quarter. Yields on short–intermediate Treasuries fell as much as 90 basis points during the quarter. By contrast, Treasury bond yields were flat to slightly higher, on concern that a tax cut could result in a reduction of the

Letter to Shareholders (continued)

Treasury buy back program and a reversal of the current easy monetary policy and tight fiscal policy mix over the long term. Despite record new-issue supply and a weak corporate earnings outlook, the corporate sector posted the best total return of the major sectors.

The prospect of a rebound of economic activity later this year or early in 2002 in response to the tax cut and aggressive easing of monetary policy should keep yields on Treasury notes and bonds range-bound until inflation news turns decisively better. Corporate and mortgage securities, on the other hand, are still very attractively priced with yield spreads extremely wide by historical standards. Consequently, our fixed income strategy continues to target a neutral duration posture and limited exposure to Treasury securities to take advantage of generous yields and opportunities for capital appreciation offered by corporate and mortgage securities.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA High Income Fund
Fund at a Glance as of June 30,  2001

“The environment was positive,
causing high yield bond prices to
rise and yields to fall.”

Portfolio
Management

Prescott B. Crocker, CFA
Tenure: May 2000

PERFORMANCE & RETURNS1

Portfolio Inception Date:	6/30/1999

6 month return	5.76%

Average Annual Returns

1 year	6.52%

Since Portfolio Inception	5.79%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA High Income Fund1 versus a similar investment in the Merrill Lynch High Yield Master II Index (MLHYMII) and the Consumer Price Index (CPI).

The MLHYMII is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of June 30, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA High IncomeFund
Portfolio Manager Interview

How did the fund perform?

The Evergreen VA High Income Fund returned 5.76% for the six-month period ended June 30, 2001, surpassing the 1.10% average return produced by the 83 VA High Current Yield Funds followed by Lipper, Inc. Lipper, Inc. is an independent monitor of mutual fund performance. For the same six-month period, the Merrill Lynch High Yield Master II Index returned 3.38%. We attribute the fund’s positive performance to its emphasis on careful credit analysis and industry selection; specifically, avoiding the negative trends in the telecommunications sector.

Portfolio
Characteristics

(as of 6/30/2001)

Total Net Assets	$5,156,618

Average Credity Quality	B+

Effective Maturity	5.6 years

Average Duration	4.9 years

What was the investment environment like during the period?

The environment was positive, causing high yield bond prices to rise and yields to fall. According to J.P. Morgan/Chase Research, the yield of a typical “B”-rated security fell 1.75% from 14.56% to 12.81%, in the six-month period ended June 30, 2001. In fact, high yield bonds outperformed many alternative investments. The average yield premium for high yield bonds over U.S. Treasuries with comparable maturities fell from 9.41% to 8.00%. The decline in these premiums reflects the strength of high yield securities versus their higher-quality counterparts during this time period. High yield securities generated higher returns than both the long-term and short-term U.S. Treasury market. Further, with the Dow Jones Industrial Average returning a negative 1.85% and the S&P 500 falling 6.70%, high yield bonds returned more than many stock indexes during the period. While most sectors within the high yield bond market performed well, several experienced difficulties — in particular, the telecommunications sector. Accounting for approximately 30% of the high yield bond universe, bonds issued by telecommunications companies lost approximately 25% of their value in the first six months of 2001, as weaker acceptance of their products caused them to lower prices.

A favorable economic and interest rate climate pushed bond prices in most other sectors higher. The Federal Reserve Board continued to stimulate economic growth by lowering short-term interest rates. This prompted shifts in the yield curve that resulted in longer-term bonds yielding more than shorter-term bonds. A “positively sloped yield curve,” as it is known to investors, is favorable for high yield securities. Additionally, expectations of a stronger economy caused investor confidence to improve, also giving prices a lift. Investors took advantage of the healthier market conditions by directing cash into high yield bonds. Net cash flows into high yield mutual funds topped $9 billion in the first six months of 2001, compared to $1.8 billion in the same period one year earlier, according to AMG Reports. Further, pension funds and insurance companies increased their allocation to high yield securities. A rise in high yield bond new issuance helped accommodate the increase in cash flows. In the first half of 2001, $44.9 billion new high yield bonds were financed compared to $28.6 billion in the first six months of 2000.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA High Income Fund
Portfolio Manager Interview

Portfolio
Composition

(as a percentage of 6/30/2001 portfolio assets)

Corporate Bonds	80.0%

Yankee Obligations	6.5%

Warrants	0.1%

Money Market Shares	13.4%

Portfolio Quality

(as a percentage of 6/30/2001 portfolio assets)

B	65.5%

BB	29.8%

BBB	2.4%

CCC	2.2%

Not Rated/Not Available	0.1%

What strategies did you use in managing the fund?

Our strategies focused on careful security and industry selection. We sought bonds with moderate credit risk — typically rated “B+”— because of their higher level of income and their tendency to encounter fewer credit problems during an economic slowdown. We protected the fund’s returns by substantially reducing holdings in the telecommunications sector and underweighting the fund in wireless communications and media industries, two areas that performed poorly.

We focused on sectors that have less sensitivity to an economic slowdown, specifically healthcare, gaming and energy. Healthcare bond prices rose substantially during the period. We increased holdings in gaming because it is a low-risk industry that tends to perform well when the economy is sluggish. The fund also benefited from its investment in energy bonds because of the rise in energy prices and the positive momentum demonstrated by the sector.

What is your outlook?

Our outlook for high yield bonds remains very favorable. Historically, a positively sloped yield curve has typically resulted in an attractive environment for high yield bonds which has lasted for several years, and we believe that trend will develop this time, as well. Recent comments by Federal Reserve Board Chairman, Alan Greenspan, indicated that the Fed’s interest policy will remain accommodative, in an effort to stimulate the economy.

In anticipation of a stabilizing economy, we plan to diversify away from our current emphasis in industries that are less sensitive to turns in the economy and move back into more cyclical industries. We intend to maintain our emphasis on bonds with moderate credit risk, and will continue to apply rigorous credit analysis in selecting securities.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA High Income Fund (a)
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended June 30, 2001 (unaudited)		Year Ended December 31,

			2000	1999 (b)

Net asset value, beginning of period	$9.37		$10.15	$10.00

Income from investment operations
Net investment income	0.43		0.91	0.29
Net realized and unrealized gains or losses on securities	0.11		(0.78)	0.16

Total from investment operations	0.54		0.13	0.45

Distributions to shareholders from net investment income	0		(0.91)	(0.30)
Net asset value, end of period	$9.91		$9.37	$10.15

Total return*	5.76%		1.31%	4.46%
Ratios and supplemental data
Net assets, end of period (thousands)	$5,157		$4,913	$5,257
Ratios to average net assets
Expenses‡	1.02	%†	1.01%	1.02%†
Net investment income	8.73	%†	8.97%	5.88%†
Portfolio turnover rate	60%		174%	19%

(a)	Effective February 1, 2000, shareholders of Mentor VIP High Income Portfolio became owners of that number of full and fractional shares of Evergreen VA High Income Fund. As Mentor VIP High Income Portfolio contributed the majority of assets and shareholders to the Evergreen VA High Income Fund, its accounting and performance history has been carried forward.
(b)	For the period from June 30, 1999 (commencement of operations) to December 31, 1999.
*	Total return does not reflect charges attributable to your insurance company’s separate account.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA High Income Fund
Schedule of Investements

June 30, 2001 (Unaudited)

	Credit Ratingˆ	Principal Amount	Value

CORPORATE BONDS–78.2%
CONSUMER DISCRETIONARY–38.7%
Auto Components–1.9%
Collins & Aikman Products Co., 11.50%, 04/15/2006	B	$50,000	$47,500
Hayes Lemmerz International, Inc.,
11.875%, 06/15/2006 *144A	B-	50,000	48,750

			96,250

Hotels, Restaurants & Leisure–22.4%
Ameristar Casinos, Inc., 10.75%, 02/15/2009	B-	50,000	52,500
Anchor Gaming, 9.875%, 10/15/2008	B	50,000	53,375
Argosy Gaming Co., 10.75%, 06/01/2009	B+	100,000	108,000
Aztar Corp., 8.875%, 05/15/2007	B+	50,000	50,500
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009	B	100,000	102,750
Hollywood Casino Corp., 11.25%, 05/01/2007	B-	50,000	53,000
Horseshoe Gaming Holdings, Ser. B, 8.625%, 05/15/2009	B+	50,000	50,250
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009	B	100,000	91,875
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	BB-	100,000	105,250
Mohegan Tribal Gaming Authority, 8.75%, 01/01/2009	BB-	100,000	103,250
Six Flags, Inc., Sr. Disc. Note, Step Bond, 0.00%, 04/01/2003†	B	25,000	20,313
Station Casinos, Inc., 9.875%, 07/01/2010	B+	50,000	52,062
Tricon Global Restaurants, Inc., 8.875%, 04/15/2011	BB	100,000	103,000
Venetian Casino Resort, LLC:
12.25%, 11/15/2004	B-	55,000	59,125
14.25%, 11/15/2005	CCC+	45,000	47,700
WCI Communities, Inc., 10.625%, 02/15/2011*	B	100,000	104,500

			1,157,450

Household Durables–5.7%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB-	45,000	46,462
Sealy Mattress Co., Ser. B, 9.875%, 12/15/2007	B-	100,000	99,250
Simmons Co., Ser. B, 10.25%, 03/15/2009	B-	150,000	146,250

			291,962

Media–6.7%
American Lawyer Media, Inc., Ser. B, 9.75%, 12/15/2007	B	50,000	46,750
Charter Communications Holdings, LLC, 8.625%, 04/01/2009	B+	100,000	95,500
Echostar DBS Corp., 9.375%, 02/01/2009	B+	100,000	98,500
Emmis Escrow Corp., Sr. Disc. Note, Step Bond,
0.00%, 03/15/2006 *144A†	B-	100,000	57,000
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2007	B	50,000	47,875

			345,625

Specialty Retail–2.0%
Michaels Stores, Inc., 10.875%, 06/15/2006*	BB	100,000	105,250

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA High Income Fund
Schedule of Investments (continued)

      June 30, 2001 (Unaudited)

	Credit Ratingˆ	Principal Amount	Value

CORPORATE BONDS–continued
CONSUMER STAPLES–3.2%
Food & Drug Retailing–1.0%
AFC Enterprises, Inc., 10.25%, 05/15/2007	B+	$50,000	$52,250

Food Products–2.2%
Weight Watchers International, Inc., 13.00%, 10/01/2009	B-	100,000	112,000

ENERGY–10.0%
Energy Equipment & Services–2.0%
Parker Drilling Co., Ser. D, 9.75%, 11/15/2006	B+	100,000	102,500

Oil & Gas–8.0%
Cross Timbers Oil Co., Ser. B, 9.25%, 04/01/2007	B+	50,000	52,000
EOTT Energy Partners, LP, 11.00%, 10/01/2009	BB	50,000	53,750
Giant Industries, Inc., 9.00%, 09/01/2007	B+	50,000	48,250
Grant Prideco, Inc., 9.625%, 12/01/2007 144A	BB	50,000	51,875
HS Resources, Inc., 9.25%, 11/15/2006	B+	50,000	52,625
Nuevo Energy Co., Ser. B, 9.50%, 06/01/2008	B+	50,000	50,500
Tesoro Petroleum Corp., Ser. B, 9.00%, 07/01/2008	BB-	50,000	51,250
Vintage Petroleum, Inc., 9.00%, 12/15/2005	BB-	50,000	51,750

			412,000

HEALTH CARE–7.7%
Health Care Providers & Services–7.2%
HCA – The Healthcare Co., 8.75%, 09/01/2010	BB+	100,000	106,297
LifePoint Hospitals Holdings, Inc., Ser. B, 10.75%, 05/15/2009	B	50,000	54,750
Magellan Health Services, Inc., 9.00%, 02/15/2008	B-	50,000	47,375
Tenet Healthcare Corp., Ser. B, 8.125%, 12/01/2008	BB-	50,000	51,563
Triad Hospitals Holdings, Inc., Ser. B, 11.00%, 05/15/2009	B-	100,000	108,250

			368,235

Pharmaceuticals–0.5%
King Pharmaceuticals, Inc., 10.75%, 02/15/2009	B+	24,000	26,280

INDUSTRIALS–3.5%
Aerospace & Defense–1.0%
BE Aerospace, Inc., 9.50%, 11/01/2008	B	50,000	51,000

Commercial Services & Supplies–2.0%
Allied Waste North America, Inc., Ser. B, 10.00%, 08/01/2009	B+	100,000	103,250

Machinery–0.5%
AGCO Corp., 9.50%, 05/01/2008 *144A	BB	25,000	24,250

INFORMATION TECHNOLOGY–1.3%
Semiconductor Equipment & Products–1.3%
Amkor Technology, Inc., 9.25%, 02/15/2008 *144A	BB-	40,000	37,800
Fairchild Semiconductor Corp., 10.125%, 03/15/2007	B	30,000	28,950

			66,750

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA High Income Fund
Schedule of Investments (continued)

      June 30, 2001 (Unaudited)

	Credit Ratingˆ	Principal Amount	Value

CORPORATE BONDS–continued
MATERIALS–7.7%
Chemicals–5.8%
Equistar Chemicals Place Funding Corp., 8.75%, 02/15/2009	BBB-	$50,000	$45,944
Huntsman ICI Chemicals, LLC, 10.125%, 07/01/2009	B	50,000	49,500
Lyondell Chemical Co., 10.875%, 05/01/2009	B+	50,000	49,250
PMD Group, Inc., 11.00%, 02/28/2011 *144A	B	150,000	153,000

			297,694

Paper & Forest Products–1.9%
Fibermark, Inc., 10.75%, 04/15/2011 *144A	BB-	100,000	101,000

TELECOMMUNICATION SERVICES–3.2%
Diversified Telecommunication Services–1.2%
Nextel International, Inc., 12.75%, 08/01/2010	B-	70,000	20,475
SBA Communications Corp., Sr. Disc. Note, Step Bond,
0.00%, 03/01/2003†	B-	55,000	44,275

			64,750

Wireless Telecommunications Services–2.0%
Price Communications Wireless, Inc., 11.75%, 07/15/2007	B-	50,000	53,750
Triton PCS, Inc., 9.375%, 02/01/2011	CCC+	50,000	48,750

			102,500

UTILITIES–2.9%
Electric Utilities–1.0%
AES Corp., 9.375%, 09/15/2010	BB	50,000	50,750

Gas Utilities–1.9%
Chesapeake Energy Corp., 8.125%, 04/01/2011 *144A	B+	50,000	47,000
Western Gas Resources, Inc., 10.00%, 06/15/2009	BB-	50,000	53,750

			100,750

Total Corporate Bonds			4,032,496

YANKEE OBLIGATIONS - CORPORATE–6.4%
CONSUMER DISCRETIONARY–0.3%
Media–0.3%
United Pan-Europe Communication, Sr. Disc. Note, Step Bond,
0.00%, 02/01/2005†	B-	100,000	15,500

FINANCIALS–1.5%
Diversified Financials–1.5%
Tembec Finance Corp., 9.875%, 09/30/2005	BB+	75,000	77,812

INFORMATION TECHNOLOGY–1.5%
Electronic Equipment & Instruments–1.1%
Rogers Cablesystems, Ltd., Ser. B, 10.00%, 03/15/2005	BB+	50,000	53,625

Semiconductor Equipment & Products–0.4%
Flextronics International, Ltd., 9.875%, 07/01/2010	BB-	20,000	20,000

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA High Income Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Credit Ratingˆ	Principal Amount	Value

YANKEE OBLIGATIONS–CORPORATE–continued
MATERIALS–3.1% Paper & Forest Products–3.1%
Doman Industries, Ltd., 12.00%, 07/01/2004	B+	$50,000	$51,500
Norampac, Inc., 9.50%, 02/01/2008	BB	50,000	52,500
Repap New Brunswick, Inc., 11.50%, 06/01/2004	BBB+	50,000	57,000

			161,000

Total Yankee Obligations — Corporate			327,937

		Shares	Value

WARRANTS–0.1%
CONSUMER DISCRETIONARY–0.0%
Media–0.0%
Metricom, Inc., Expiring 2/15/2010*		50	4

FINANCIALS–0.1%
Diversified Financials–0.1%
Asat Finance, LLC, Expiring 11/01/2006*		100	5,050

Total Warrants			5,054

SHORT-TERM INVESTMENTS–13.1%
MUTUAL FUND SHARES–13.1%
Evergreen Select Money Market Fund ø		675,981	675,981

Total Investments–(cost $4,957,666)–97.8%			5,041,468
Other Assets and Liabilities–2.2%			115,150

Net Assets–100.0%			$5,156,618

144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
ˆ	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA High Income Fund
Statement of Assets and Liabilities

June 30, 2001 (Unaudited)

Assets
Identified cost of securities	$4,957,666
Net unrealized gains on securities	83,802

Market value of securities	5,041,468
Receivable for securities sold	63,542
Interest receivable	108,587

Total assets	5,213,597

Liabilities
Payable for securities purchased	49,225
Advisory fee payable	671
Due to other related parties	42
Accrued expenses and other liabilities	7,041

Total liabilities	56,979

Net assets	$5,156,618

Net assets represented by
Paid-in capital	$5,209,236
Undistributed net investment income	222,533
Accumulated net realized losses on securities	(358,953)
Net unrealized gains on securities	83,802

Total net assets	$5,156,618

Shares outstanding	520,527

Net asset value per share	$9.91

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA High Income Fund
Statement of Operations

Six Months Ended June 30, 2001 (Unaudited)

	Investment income
	Interest	$248,011

	Expenses
	Advisory fee	17,834
	Administrative services fees	2,548
	Transfer agent fee	179
	Trustees’ fees and expenses	64
	Printing and postage expenses	1,187
	Custodian fee	936
	Professional fees	5,550
	Other	143

	Total expenses	28,441
Less:	Expense reductions	(572)
	Fee waivers	(2,391)

	Net expenses	25,478

	Net investment income	222,533

	Net realized and unrealized gains or losses on securities
	Net realized losses on securities	(45,199)

	Net change in unrealized gains or losses on securities	99,885

	Net realized and unrealized gains or losses on securities	54,686

	Net increase in net assets resulting from operations	$277,219

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA High Income Fund (a)
Statement of Changes in Net Assets

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31, 2000

Operations
Net investment income	$222,533	$475,451
Net realized losses on securities	(45,199)	(316,159)
Net change in unrealized gains or losses on securities	99,885	(87,406)

Net increase in net assets resulting from operations	277,219	71,886

Distributions to shareholders from
Net investment income	0	(474,055)

Capital share transactions
Proceeds from shares sold	142,850	46,571
Payment for shares redeemed	(176,067)	(8,467)
Net asset value of shares issued in reinvestment of distributions	0	19,655

Net increase (decrease) in net assets resulting from capital share transactions	(33,217)	57,759

Total increase (decrease) in net assets	244,002	(344,410)
Net assets
Beginning of period	4,912,616	5,257,026

End of period	$5,156,618	$4,912,616

Undistributed net investment income	$222,533	$0

Other Information:
Share increase (decrease)
Shares sold	14,300	4,608
Shares redeemed	(17,838)	(830)
Shares issued in reinvestment of distributions	0	2,107

Net increase (decrease) in shares	(3,538)	5,885

(a)	Effective February 1, 2000, shareholders of Mentor VIP High Income Portfolio became owners of that number of full and fractional shares of Evergreen VA High Income Fund. As Mentor VIP High Income Portfolio contributed the majority of assets and shareholders to the Evergreen VA High Income Fund, its accounting and performance history has been carried forward.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA High Income Fund
Notes to Financial Statements (Unaudited)

1.  ORGANIZATION

The Evergreen VA High Income Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A.  Valuation of Investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B.  Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund.

C.  Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D.  Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of First Union Corporation (“First Union”), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed at a rate of 0.70% of the average daily net assets of the Fund.

During the six months ended June 30, 2001, the amount of investment advisory fees waived by the investment advisor was $2,391. The impact on the Fund’s annualized expense ratio represented as a percentage of its average daily net assets was 0.09%.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA High Income Fund
Notes to Financial Statements (Unaudited) (continued)

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4.  SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $3,199,292 and $3,674,833, respectively, for the six months ended June 30, 2001.

On June 30, 2001, the aggregate cost of securities for federal income tax purposes was $4,957,666. The gross unrealized appreciation and depreciation on securities based on that cost was $171,870 and $88,068, respectively, with a net unrealized appreciation of $83,802.

As of December 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $189,217 expiring in 2008.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2000, the Fund incurred and elected to defer post October losses of $117,502.

5.  EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $572 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average nets assets was 0.02%.

6.  DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7.  FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Evergreen Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Evergreen Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Evergreen Funds and also allocated pro rata.

During the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

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Variable Annuities

NOT FDIC INSURED	May lose value No bank guarantee

Evergreen Investment Services, Inc.

58913	558960 6/01